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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To: Air Products and Chemicals, Inc.


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated 26 October 2001 included and incorporated by reference in Air Products and Chemicals, Inc.'s, Form 10-K for the year ended 30 September 2001 and to all references to our Firm included in this Registration Statement.

                                                             ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
23 January 2002


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